GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) dated as of the 28th day of April, 2009, is from JOHN C. POWER, individually (“Guarantor”), to and for the benefit of CLIFFORD L. NEUMAN (“Lender”).

Recitals

A.

Lender has agreed to lend to Butte Creek Brands, LLC, a Delaware limited liability company (the “Borrower”), the sum of $24,000 (“Loan”).

B.

The Loan has been advanced and evidenced by an unsecured promissory note (the "Note").

C.

Guarantor acknowledges that Guarantor will benefit from Lender making the Loan to Borrower.

D.

This Guaranty is executed and delivered to Lender by Guarantor to induce Lender to advance the Loan.  Guarantor acknowledges and agrees that Lender would not advance the Loan unless Guarantor executed and delivered this Guaranty.

Agreement

IN CONSIDERATION of Lender advancing the Loan to Borrower and the benefits to be derived by Guarantor from the Loans and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

1.

Guarantee.

(a)

Guarantor unconditionally guarantees to Lender the full and prompt payment, in lawful money of the United States, upon demand when due, whether at maturity or by acceleration or otherwise, of all of Borrower’s currently advanced and future indebtedness, including, without limitation, all of Borrower’s present and future obligations under the Note (the “Note”) (and all modifications, amendments, restatements, extensions and renewals thereof), whether for principal, interest or otherwise, and whether absolute or contingent, primary or secondary, direct or indirect, voluntary or involuntary, liquidated or unliquidated, including, without limitation, all increases in the principal amount of such obligations above the current amount (the “Obligations”).

(b)

In addition, Guarantor agrees to pay Lender any and all expenses, including, without limitation, reasonable attorneys’ fees, court costs and related legal expenses incurred by Lender in connection with the enforcement of this Guaranty.

2.

Obligations Absolute.  The obligations of the Guarantor hereunder are primary, absolute and unconditional and are intended as a continuing guaranty of payment and performance by Borrower.  Lender’s rights of recovery shall exist notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the genuineness, regularity, validity or enforceability of any of the Obligations, any collateral security therefor, or any guaranty thereof.

3.

No Impairment of Liability.  Guarantor agrees that Guarantor’s liability hereunder will not be released, reduced, impaired or affected by any one or more of the following events: (a) the assumption of liability by any other person (whether as guarantor or otherwise) for payment or performance under the Note; (b) the release, surrender, exchange, loss, termination, waiver or other discharge of any collateral securing payment or performance under the Note; (c) the subordination, relinquishment or discharge of Lenders’ rights relating to the Note or any collateral described therein; (d) the foreclosure upon any collateral given to secure any liability of Borrower by judicial or non-judicial sale; (e) the loss or impairment of any right of subrogation of Guarantor; (f) the full or partial release from liability of Borrower or any other person now or hereafter liable for payment of performance under the Note; (g) the insolvency, bankruptcy, reorganization, discharge, waiver or other exoneration of Borrower or any other person now or hereafter liable for payment or performance under the Note; (h) the renewal, consolidation, extension, modification, rearrangement or amendment from time to time of the Note including, without limitation, the extension of the maturity date of the Note; (i) the failure, delay, waiver or refusal by Lenders to exercise any right or remedy held by Lenders under the Note; (j) Lenders’ application of any monies available to Lenders in payment or reduction of any of the Obligations in such manner and such amounts and at such times and in such order of priority as Lenders may see fit to the payment or reduction of such portions of the Obligations as Lenders may elect; (k) the sale, encumbrance, transfer or other modification of the ownership of Borrower or Borrower’s assets, or the change in the financial condition or management of Borrower; (l) the invalidity, unenforceability or insufficiency of the Note or any collateral securing payment or performance thereunder; or (m) the failure of Guarantor to receive notice of any one or more of the foregoing actions or events.

Guarantor specifically acknowledges and agrees that Lender may, at his option and without notice to or further consent of Guarantor, take any of the foregoing actions and that if Lender elects to take any of the foregoing actions or any of the foregoing events occur, that such actions or events shall in no way reduce, affect, impair or limit the liability of Guarantor hereunder.

4.

Waivers by Guarantor.  Guarantor hereby expressly waives (a) diligence, presentment, protest, notice of dishonor, demand for payment, notice of nonpayment or nonperformance; (b) notice of the acceptance of this Guaranty; (c) notice of the existence or creation of all or any part of the Obligations; (d) notice of termination as to future liability given by any other guarantor; (e) notice of demand, advertisement or notice of time or place of sale of any collateral securing any of the Obligations; (f) all presentments, demands for performance, notices of nonperformance, protests and all other notices whatsoever; (g) any right to require Lender to proceed against Borrower or any security held in relation to the Obligations or to pursue any other right or remedy in Lender’s  power; (h) any right to contest the enforcement of this Guaranty by virtue of any statute of limitations or other law varying the terms of this Guaranty; (i) any other defense available to Guarantor in law or in equity; and (j) the right to interpose counterclaims or setoffs of any kind or description in any litigation arising under this Guaranty.

5.

No Reliance by Guarantor.  Guarantor acknowledges and agrees that Guarantor has performed his own independent investigation of the financial condition of Borrower and has not relied upon Lender for such investigation.  Guarantor hereby waives and agrees not to assert or take advantage of any duty on the part of Lender to disclose to Guarantor any facts he may now or hereunder know about Borrower or any collateral for the Loan, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonpayment of any indebtedness hereby guaranteed.

6.

Remedies.

(a)

Lender may, at Lender’s option, upon the occurrence of an Event of Default (as such term is defined in the Note), proceed to enforce this Guaranty directly against Guarantor (and any collateral pledged by Guarantor securing performance of the Loan) without first proceeding against Borrower or any other person liable for payment or performance under the Note and without first proceeding against or exhausting any collateral now or hereafter held by Lender to secure payment or performance under the Note.

(b)

Upon the occurrence of an Event of Default, Guarantor agrees to pay to Lender, upon demand, the full amount that would be payable hereunder as if all Obligations were then due and payable.  Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if payment, or any part thereof, of the Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor or any other person or otherwise, all as though such payment to Lenders had not been made.

(c)

Upon the occurrence of an Event of Default, Lender shall be entitled to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable for the enforcement of this Guaranty or otherwise to enforce the rights of Lender. In addition, Lender shall be entitled to exercise any and all other remedies available to Lender under any applicable law.

(d)

No delay or neglect on the part of Lender in the exercise of any right or remedy existing under law or by virtue of this Guaranty shall operate as a waiver thereof, but such rights and remedies shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Lender and designated as a waiver or release; and no single or partial exercise by Lender of any right or remedy shall preclude further exercise thereof or the exercise of any other right or remedy.

(e)

Nothing herein contained will limit Lender in exercising any rights held under the Note.  In the event of any default under the Note, Lender will be entitled to selectively and successively enforce any one or more of the rights held by Lender and such action will not be deemed a waiver of any other right held by Lender.  All of the remedies of Lender under this Guaranty and the Note are cumulative and not alternative.

7.

Waiver of Subrogation.  Until the Obligations are paid in full, Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against Borrower that arise from the existence or performance of Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy Lender has against Borrower or any collateral which Lender now or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or setoff or in any other manner, payment or security on account of such claim or other rights.  Any agreement between Guarantor and Borrower which is in any respect contrary to the foregoing shall be null and void and of no force or effect.  If any amount shall be paid to Guarantor in violation of the preceding sentences and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to

Borrower for the benefit of Lender and shall be held in trust for Lender’s benefit and shall forthwith be paid to Lender to be held and/or credited and applied to the Obligations, whether matured or unmatured.  Guarantor hereby indemnifies Lender against any and all costs, claims, losses or liabilities, including reasonable attorneys’ fees, which he may at any time sustain or incur as result of preference claims in bankruptcy on behalf of Borrower’s bankruptcy estate.  This Guaranty shall be continuing, and, if Lender is required by applicable bankruptcy or other law to disgorge any monies previously paid to him by Borrower, Guarantor shall be liable according to the terms hereof, notwithstanding that the books and records of Lender may previously have shown the obligations to have been fully repaid or that Lender may have informed Guarantor or taken other affirmative actions to release this Guaranty.  Lender shall have no obligation to release any collateral pledged by Guarantor to secure the Loan until all applicable preference periods relating to any bankruptcy by Borrower or Guarantor shall have expired.  To the extent Lender releases any collateral pledged by Guarantor to secure the Loan and Lender is required by applicable bankruptcy or other law to disgorge any monies previously paid to it by Borrower, Lender shall be considered to have retained its lien in such collateral, and to the extent necessary, Guarantor shall repledge such collateral to Lenders, or if such collateral is no longer owned by Guarantor, Guarantor shall pledge substitute collateral to Lender which is reasonably acceptable to Lender.  Guarantor appoints Lender as an attorney in fact to execute any security agreements, deeds of trust, mortgages, pledge agreements or financing statements necessary to effectuate such pledge of collateral.  Lender is entitled to specific performance of Guarantor’s obligations of the provisions of this Guaranty, including, but not limited to, the provisions of this Section 7.

8.

Amendments.  No provision or term of this Guaranty may be amended, modified, revoked, supplemented, waived or otherwise changed except by a written instrument duly executed by Guarantor and Lender and designated as an amendment, supplement or waiver.

9.

Transfer of Assets.  Guarantor will not voluntarily or involuntarily transfer title to any material assets or take any other action or suffer the same to be done, which would have a material adverse effect on Guarantor’s ability to fulfill its obligations to Lender hereunder.

10.

Notices.  Any notice given to any party in connection with this Guaranty shall be in writing, shall be (a) hand delivered, (b) sent by registered or certified mail, return receipt requested, postage prepaid, or (c) sent by Federal Express or other nationally recognized overnight courier service, and if hand delivered shall be deemed received when delivered, if mailed shall be deemed received three days after having been deposited in the United States mail, postage prepaid, and if sent by Federal Express or other nationally recognized overnight courier service shall be deemed received one business day after having been deposited with Federal Express or other nationally recognized overnight courier service if designated for next day delivery, addressed as follows:

If to Guarantor:

John C. Power

P O Box 114

Sea Ranch, CA  95497

If to Lenders:

Clifford L. Neuman

1507 Pine Street

Boulder, CO 80302

Any party may change its address for the giving of notice by notice hereunder.

11.

Captions and Pronouns.  The captions and headings of the various sections of this Guaranty are for convenience only, and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

12.

Binding Effect.  This Guaranty shall be binding on Guarantor, his heirs, personal representatives, successors and permitted assigns, and shall inure to the benefit of Lender and all heirs, personal representatives, successors and permitted assigns of Lender.

13.

Rights Cumulative.  Each right, power and remedy of Lender under this Guaranty and the Note are cumulative and in addition to every other right, power or remedy existing or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy set forth herein or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Lender, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

14.

Waiver.  Lender shall not be deemed to have waived any provision of this Guaranty or the Note unless such waiver is in writing and is signed by Lender.

15.

Provisions Several/Illegality.  The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

16.

Choice of Law.  This Guaranty has been negotiated, executed and delivered in California, and is intended to be construed in accordance with the laws of the State of California (excluding the choice of law doctrines thereof).

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the date first above written.

/s/ John C. Power

JOHN C. POWER